THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE. IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING THESE SECURITIES TO SATISFY ITSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS AND OBSERVING ANY OTHER APPLICABLE REQUIREMENTS. THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT UPON SATISFACTION OF CERTAIN TERMS AND CONDITIONS SET FORTH IN A CERTAIN REGULATION S SUBSCRIPTION AGREEMENT DATED AS OF MAY 28, 1996 BETWEEN THE COMPANY AND THE PURCHASER NAMED THEREIN.



                                                                  US$2,500,000

                          NOVATEK INTERNATIONAL, INC.

                  5 % CONVERTIBLE DEBENTURE DUE MAY 28, 1998


            THIS DEBENTURE is one of a duly authorized issue of Debentures of Novatek International, Inc., a corporation duly organized and existing under the laws of the State of Colorado (the "Company"), designated as its 5% Convertible Debentures due May 28, 1998, in an aggregate principal amount not exceeding US $2,500,000. .

            FOR VALUE RECEIVED,  the Company  promises to pay to Cameron Capital
Ltd. registered holder hereof (the "Holder"), the principal sum of US $2,500,000 on May 28, 1998 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time in arrears at the rate of 5% per annum, compounded annually and payable on a semi-annual basis commencing six months after the date of this Debenture, computed on the basis of the actual number of days elapsed in a 365-day year. Any accrued and unpaid interest shall be payable in full on the Maturity Date or, if earlier, on each Conversion Date (hereinafter defined). Accrual of interest shall commence on the date hereof until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest shall bear interest at the same rate from and after the due date of the interest payment until so paid. The interest so payable, less any amounts required by law to be deducted or withheld, will be paid on the Maturity Date or, if earlier, on each Conversion Date, to the person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of Regulation S promulgated under the Securities Act and the
Regulation S Subscription Agreement executed by the original Holder in connection with the purchase of this Debenture (the "Subscription Agreement"). The principal of, and interest on, this Debenture is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. In lieu of a cash interest payment, the Company may, in the sole discretion of the Board of Directors, issue shares of its Common Stock or a combination of Common Stock and cash as payment of the interest then due and payable. If the Company elects to pay all or a portion of the interest in Common Stock, the Company shall issue to the Holder such number of fully paid and non-assessable shares of Common Stock as shall have an aggregate Closing Price (hereinafter defined) value (determined as of the date such interest is payable) equal in amount to the interest which the Company has elected to pay in kind.

       This Debenture is subject to the following additional provisions:

            1. The Debentures are issuable in denominations of Two Hundred Fifty Thousand Dollars (US$250,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

            2. The Company shall be entitled to withhold from all payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or any other applicable laws at the time of such payments.

            3. This Debenture has been issued subject to certain investment representations of the original Holder hereof and may be offered, sold, transferred or exchanged only in compliance with the Securities Act. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

            4. Subject to the provisions of Section 5 hereof, the Holder of this Debenture shall have the option to convert up to (i) Thirty-three and one-third percent (331/3%) at any time from and after the 60th day following the date of this Debenture, (ii) Sixty-six and two-thirds percent (662/3%) at any time from and after the 90th day following the date of this Debenture and (iii) One Hundred percent (100%) at any time from and after the 120th day following the date of this Debenture, of the original principal amount of this Debenture (in increments of not less than One Hundred Thousand Dollars (US $100,000) into shares of the Company's common stock, no par value (the "Common Stock"), at a conversion price for each share of Common Stock equal to the lesser of (i) One Hundred Thirty Percent (130%) of the closing bid price (as reported by The Nasdaq Stock Market) of the Common Stock on the date of this Debenture (the "Closing Price") or, (ii) Eighty-Five Percent (85%) of the average closing bid price of the Company's Common Stock for the five (5) trading days immediately prior to the Conversion Date (hereinafter defined) (such lesser value is hereinafter referred to as the "Conversion Price"). Such conversion shall be effectuated by surrendering the Debenture to be converted to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as provided for above) hereof. The amount of accrued but unpaid interest as of the Conversion Date shall be subject to conversion and paid in shares of Common Stock valued at the Conversion Price; provided, however, that accrued interest shall not be payable upon conversion prior to six months after the date of this Debenture. No fractional shares of the Common Stock or scrip representing fractional shares will be issued on conversion, but the number of shares of Common Stock issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company, or if earlier, the date such notice of conversion is delivered to the Company provided the Debenture is received by the Company within three (3) business days thereafter. Such date is referred to herein as the "Conversion Date." Facsimile delivery of the conversion notice shall be accepted by the Company. Certificates representing the shares of Common Stock issuable upon conversion will be delivered to the Holder within three (3) business days from the date the Debenture and notice of conversion are delivered to the Company.

            5. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in this Section 5.

            (a) In the event the Company should at any time or from time to time after the date of this Debenture fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Debenture shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

            (b) If the number of shares of Common Stock outstanding at any time after the date of this Debenture is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of this Debenture shall be decreased in proportion to such decrease in outstanding shares.

            6. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount and accrued interest thereon; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Debenture, in addition to such other remedies as shall be available to the Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the Company's authorized Common Stock.

            7. In no event shall the holder of this Debenture be entitled to convert the outstanding principal of this Debenture to the extent such conversion would result in such holder's beneficially owning more than five percent (5%) of the outstanding shares of the Company's Common Stock. For these purposes, beneficial ownership shall be defined and calculated in accordance with Rule 13d-3, promulgated under the Securities Exchange Act of 1934, as amended.

            8.    Any of the following shall constitute an "Event of Default":

            a. The Company shall fail to make any payment (whether principal, interest or otherwise) on this Debenture as and when the same shall be due and payable and such default shall continue for five (5) business days after the due date thereof;

            b. Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect as of the date made;

            c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture or the Subscription Agreement and such failure shall continue uncured for a period of five (5) business days after the first date on which such failure arises (it being understood that in the case of defaults which can not reasonably be cured within a 5-day period no grace period shall be necessary as a precondition to the failure to perform such covenant constituting an Event of Default);

            d. The Company shall (1) make an assignment for the benefit of its creditors or commence proceedings for its dissolution; or
                  (2) apply for or consent to the appointment of a trustee, liquidator, custodian or receiver thereof, or for a substantial part of its property or business;

            e. A trustee, liquidator, custodian or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment;

            f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceeding or admit the material allegations of, or default in answering a petition filed in any such proceeding;

            g. The Company shall have its Common Stock delisted from The Nasdaq Stock Market or suspended from trading thereon, and shall not have its Common Stock relisted or have such suspension lifted, as the case may be, within five (5) business days;

            h. The Company shall defaul on the payment of any debts in excess of $100,000 beyond any applicable grace period;

            i. Any judgments, levies or attachments shall be rendered against the Company or any of its assets or properties in an aggregate amount in excess of $100,000 and such judgments, levies or attachments shall not be dismissed, stayed, bonded or discharged within thirty (30) days of the date of entry thereof; or

            j. The Company shall be a party to any merger or consolidation or shall dispose of all or substantially all of its assets in one or more transactions or shall redeem more than a de minimis amount of its outstanding shares of capital stock.

Upon the occurrence of any Event of Default or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent Event of Default) at the option of the Holder in the Holder's sole discretion, the Holder may, upon written notice to the Company, accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights or remedies afforded by law.

            9. The Company expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

            10. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. This Debenture ranks equally with all other Debentures now or hereafter issued under the terms set forth herein.

            11. This Debenture shall be governed by and construed in accordance with the laws of the State of Colorado without regard to the choice of law provisions thereof.



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                                      -6-

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: May 28, 1996                       NOVATEK INTERNATIONAL, INC.

                                          By: /s/Frank J. Cooney
                                          --------------------------
                                          Name: Frank J. Cooney
                                          Title: Title



























                                   -7-